.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 9, 2023
BJ’S WHOLESALE CLUB HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
__________________________________

Delaware	001-38559	45-2936287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Campus Drive
Marlborough, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)
(774) 512-7400
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	BJ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

.

.

Item 2.02     Results of Operations and Financial Condition.

On March 9, 2023, BJ’s Wholesale Club Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter (thirteen weeks) and four quarters (fifty-two weeks) of fiscal year 2022 ended January 28, 2023. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. As noted in the press release and as previously announced, the Company plans to hold an investor day today, March 9, 2023, at 8:30 A.M. Eastern Time. (the "Investor Day"), which will include a discussion of the foregoing. The live webcast can be accessed under the “Events and Presentations” section of the Company’s investor relations website at https://investors.bjs.com. A replay of the event, including the accompanying presentation materials, will be available on the website for approximately one year following the event.
The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filings.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
99.1	Press Release of BJ's Wholesale Club Holdings, Inc. dated March 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
.

.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 9, 2023

BJ’S WHOLESALE CLUB HOLDINGS, INC.

By:	/s/ Laura Felice
Name:	Laura Felice
Title:	Executive Vice President and Chief Financial Officer
.